ASSIGNMENT AGREEMENT

            THIS ASSIGNMENT AGREEMENT is made and entered into as of the 26th day of June, 1998, by and between CRITICARE SYSTEMS, INC., a Delaware corporation ("CRITICARE") and IMMTECH INTERNATIONAL, INC., a Delaware corporation ("IMMTECH").

                                     RECITAL

            CRITICARE desires to prospectively assume all rights and obligations of IMMTECH set forth in the Patent License Agreements between IMMTECH and NORTHWESTERN UNIVERSITY (hereinafter referred to as "NU 9134 Licenses" and the "NU 8403 License" (together the "LICENSES")), copies of which are attached hereto as Exhibits A and B.

                                   AGREEMENTS

            NOW, THEREFORE, CRITICARE and IMMTECH, in consideration of the mutual promises and agreements set forth below, the receipt and sufficiency of which consideration hereby is acknowledged, promise and agree as follows:

            1. As of the day, month and year first above written, CRITICARE will prospectively assume all rights and obligations of IMMTECH set forth in the LICENSES and be bound by all terms and conditions thereof continuing forward. CRITICARE shall not be required to pay any past fees or royalties already paid by or due from IMMTECH.

            2. This ASSIGNMENT AGREEMENT embodies the entire understanding between CRITICARE and IMMTECH relating to the LICENSE and shall supersede all previous communications, representations or undertakings, either verbal or written between the parties relating to the subject matter of this ASSIGNMENT AGREEMENT.

            3. This ASSIGNMENT AGREEMENT shall be governed and construed in accordance with the internal laws of the State of Illinois.

                IN WITNESS WHEREOF, CRITICARE and IMMTECH have executed this ASSIGNMENT AGREEMENT as of the day, month and year first above written.

CRITICARE SYSTEMS, INC.                IMMTECH INTERNATIONAL, INC.


BY /s/ [ILLEGIBLE]                     BY /s/ T. Stephen Thompson
  ------------------------------         -------------------------------------
  Its PRES.                              Its President & CEO
      --------------------------            ----------------------------------

            NORTHWESTERN UNIVERSITY hereby consents to CRITICARE'S assumption of IMMTECH'S rights and obligations as described above in relation to the LICENSES and acknowledges (i) that Immtech is current with respect to all of its obligations and is not in default under such LICENSES, and (ii) that with respect to sublicensee activities, Immtech's sole monetary responsibility under the NU 9134 License Agreement is 30% of royalties earned, and under the NU 8403 License Agreement is 35% of all royalties earned plus 10% of any sublicense issue fees or milestones received from sublicensees.

NORTHWESTERN UNIVERSITY


BY
  ------------------------------             -------------------
  Its                                               Date
     ---------------------------


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